UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2021

BIOCEPT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36284	80-0943522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9955 Mesa Rim Road, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 320-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BIOC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 11, 2021, Biocept, Inc. (the “Company”) convened and adjourned its 2021 Annual Meeting of Stockholders (the “Annual Meeting”), without any business being conducted, due to lack of the requisite quorum being present. The Annual Meeting was initially adjourned until July 9, 2021. During the reconvened Annual Meeting on July 9, 2021, the Annual Meeting was adjourned for a second time without any business being conducted due to lack of the requisite quorum being present. The Annual Meeting was reconvened on July 16, 2021 with a quorum present.

As of April 28, 2021, the record date for the Annual Meeting, 13,402,562 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting on July 16, 2021, 6,759,640 shares of common stock were present virtually or represented by proxy. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below. Voting results are, when applicable, reported by rounding fractional share voting down to the nearest whole number.

Proposal 1:  Election of Directors

The Company’s stockholders elected the persons listed below to serve until the Company’s 2024 Annual Meeting of Stockholders. The final voting results are as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Marsha A. Chandler	3,455,399	520,626	2,783,615
Ivor Royston, M.D.	3,451,384	524,641	2,783,615

Proposal 2: Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Audit Committee of the Board of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The final voting results are as follows:

Votes For	6,218,043
Votes Against	292,764
Abstentions	248,833
Broker Non-Votes	0

Proposal 3: Approval of Amendment to Amended and Restated 2013 Equity Incentive Plan, as Amended

The Company’s stockholders approved an amendment to the Company’s Amended and Restated 2013 Equity Incentive Plan, as amended, to, among other things, increase the number of shares authorized for issuance under such plan by 1,300,000 shares. The final voting results are as follows:

Votes For	2,607,362
Votes Against	1,182,502
Abstentions	186,160
Broker Non-Votes	2,783,615

Proposal 4: Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement for the Annual Meeting. The final voting results are as follows:

Votes For	2,732,629
Votes Against	1,072,271
Abstentions	171,124
Broker Non-Votes	2,783,615

Proposal 5: Authorization to adjourn the Annual Meeting

The Company’s stockholders approved the authorization to adjourn the Annual Meeting, if necessary, to solicit additional proxies if there were not sufficient votes in favor of Proposal 3. The final voting results are as follows:

Votes For	2,860,584
Votes Against	858,293
Abstentions	257,147
Broker Non-Votes	2,783,615

Item 8.01	Other Events.

On July 21, 2021, the Company announced that it has received a positive final Local Coverage Determination (“LCD”) that expands Medicare coverage for use of its Target Selector assay to identify the HER2 biomarker from circulating tumor cells. This coverage determination from the Centers for Medicare & Medicaid Services (“CMS”) Molecular Diagnostics Program (“MolDx”) was effective July 4, 2021 at a reimbursement rate of $2,435.

About 20% of breast cancers are HER2-positive, with metastatic cancers more likely to be HER2-positive and approximately 20% of HER2-positive patients experiencing recurrence each year. Given the efficacy of various anti-HER2 therapies, testing for HER2 is one of the most important sources of information used by oncologists in making treatment decisions for patients with breast cancer. As a result, guidelines for breast cancer recommend that all patients with new primary or newly metastatic breast cancer be tested for HER2. Traditionally, testing has been performed using tissue. However, adequate tissue from the original biopsy may not be available, and additional invasive biopsy procedures are often impractical and associated with complications.

The MolDx program was developed by CMS to identify and establish coverage and reimbursement for molecular diagnostic tests. To receive a favorable MolDx coverage determination, assays must demonstrate clinical utility, fulfill the CMS reasonable and necessary criteria, and meet analytical and clinical validity standards. The LCD, which includes other cancer biomarkers in addition to HER2, is posted on the CMS website.

The Company’s combined cell-based and cell-free liquid biopsy tests assess actionable cancer biomarkers from a patient’s blood and, uniquely, from cerebrospinal fluid (“CSF”) as well. Following the full commercial launch of its CSF assay, CNSide, the Company submitted an initial application for Breakthrough Device Designation to the U.S. Food and Drug Administration (“FDA”). While the initial submission was recently denied, the Company continues to pursue Breakthrough Device Designation for CNSide and is gathering data based on the feedback provided by the FDA to further support its submission. The test is currently marketed as a Lab Developed Test in the Company’s CLIA certified and CAP accredited lab. CNSide is designed to improve the clinical management of patients with suspected metastatic cancer involving the central nervous system.

Forward-Looking Statements

This report contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to be correct. To the extent that statements in this report are not strictly historical, including, without limitation, statements regarding the benefits that can be provided by the Company’s Target Selector assay and its ability to receive FDA breakthrough device designation for CNSide, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation

Reform Act of 1995. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous risks and uncertainties, including the risk that the prevalence of HER2 in breast cancer patients will decline in the future to a point where guidelines for breast cancer may no longer recommend that all patients with new primary or newly metastatic breast cancer be tested for HER2, which in turn would impact demand for the Company’s Target Selector assay and could also impact its LCD, the risk that the Company may not receive breakthrough device designation by the FDA for CNSide, and even if it does, such designation may not lead to a faster development, regulatory review or clearance process, and it may not increase the likelihood that the assay will receive marketing authorization from the FDA, and the risk that our products and services may not perform as expected.  These and other risks are described in greater detail under the "Risk Factors" heading of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, as filed with the Securities and Exchange Commission (“SEC”) on May 12, 2021. The effects of such risks and uncertainties could cause actual results to differ materially from the forward-looking statements contained in this report. The Company does not plan to update any such forward-looking statements and expressly disclaims any duty to update the information contained in this report except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biocept, Inc.

Date: July 21, 2021	By:	/s/ Michael W. Nall
Michael W. Nall
Chief Executive Officer